SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2026

FreeCast, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-43122	45-2787251
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 TPC Drive, Suite 100, Orlando, Florida	32822
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 374-1607

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	CAST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 3.02 is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On April 1, 2026, the board of directors of FreeCast, Inc. (“us” or “our”), approved the issuance of 137 warrants to 137 accredited investors to purchase an aggregate of 6,743,587 shares of our Class A common stock. These warrants have an issue date of April 8, 2026, however, the warrants were not enforceable against us until the warrants were signed and delivered by us on April 10, 2026, to the same holders of the 137 warrants to purchase the same aggregate number of shares that expired on December 31, 2025. The exercise price per share is $4.25, which is the closing price of a share of our Class A common stock on the Nasdaq Global Market on April 1, 2026, and may only be paid for with cash. There is no cashless exercise allowed. All of the warrants were immediately exercisable upon issuance, and all of the warrants expire on May 15, 2026.

The offer and issuance of the warrants were deemed to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. Each warrant recipient had access to information concerning us and our business prospects and acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the warrants. The recipients of the warrants also represented to us that they were an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.

The full text of the warrant is attached as Exhibit 10.1 hereto and is incorporated by reference herein. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Warrant to Purchase Class A Common Stock of FreeCast, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2026	FreeCast, Inc.

	By:	/s/ William A. Mobley, Jr.
William A. Mobley, Jr.
Chief Executive Officer

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